FOUNDERS FUNDS, INC.
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

FOUNDERS INTERNATIONAL EQUITY FUND
The section of the Funds' prospectus entitled "The Funds and Their Management - Founders International Equity Fund" is hereby amended on page 18 by deleting the paragraph concerning Michael W. Gerding, who no longer is serving as co-lead portfolio manager of the Fund. Douglas A. Loeffler, who previously served as assistant portfolio manager for the Fund and as co-lead portfolio manager for the Fund since January 1997, will serve as the Fund's lead portfolio manager.

The biographies of Mr. Gerding appearing on pages 12 and 20 of the Funds' prospectus are also hereby revised to indicate that he no longer is serving as co-lead portfolio manager of Founders International Equity Fund.

The section of the Funds' prospectus entitled "The Funds and Their Management - Founders International Equity Fund" is hereby further amended on page 18 by adding the following at the end of footnote (2) under "Annual Fund Operating Expenses:"

      Effective July 1, 1997, Founders is voluntarily reimbursing certain expenses of the Fund to the extent they exceed 1.80% of the Fund's average net assets. Since Founders reimbursed expenses in excess of 2.00% of the Fund's average net assets during the first six months of 1997, the Fund's total operating expenses for the fiscal year ending December 31, 1997 are expected to be approximately 1.90% of the Fund's average net assets, after such reimbursements.

The section of the Funds' prospectus entitled "General Information - Founders' Services to the Funds" is hereby amended on page 44 by adding the following at the end of the first footnote under the annual Fund operating expense table in the left column:

      Effective July 1, 1997, Founders is voluntarily reimbursing certain expenses of the International Equity Fund to the extent they exceed 1.80% of the Fund's average net assets. Since Founders reimbursed expenses in excess of 2.00% of the Fund's average net assets during the first six months of 1997, the Fund's total operating expenses for the fiscal year ending December 31, 1997 are expected to be approximately 1.90% of the Fund's average net assets, after such reimbursements.

ALL FUNDS
The section of the Funds' prospectus entitled "General Information - Founders' Services to the Funds" is hereby further amended on page 44 by adding the following as a new seventh sentence in the subsection entitled "Shareholder and Transfer Agent Services:"

Effective June 1, 1997 the aggregate shareholder services and transfer agent fee was increased to $26.00 per shareholder account per year.

The date of this Supplement is July 10, 1997.